UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2005

MERCURY COMPUTER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23599	04-2741391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Riverneck Road, Chelmsford, Massachusetts	01824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 256-1300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 28, 2005, Mercury Computer Systems, Inc. (the “Company”) issued a press release regarding its financial results for the quarter and fiscal year ended June 30, 2005. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 28, 2005, of Mercury Computer Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERCURY COMPUTER SYSTEMS, INC.

Date: July 28, 2005	By:	/s/ JOSEPH M. HARTNETT
Joseph M. Hartnett
Vice President, Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 28, 2005, of Mercury Computer Systems, Inc.